**INSTITUT ZA JAVNO ZDRAVLJE SRBIJE**
**"Dr Milan Jovanović Batut"**
11000 Beograd, Dr Subotića 5
www.batut.org.rs

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| Telefon centrala: | 2484 566 | Faks: | 2685 140 | e-mail: | prijemnakancelarija@batut.org.rs |
| Broj računa: | 840-624667-76 | Matični broj: | 07036027 | PIB: | 102000930 |

**IZVEŠTAJ O ISPITIVANJU** – Testing report

predmeta opšte upotrebe / items of general use

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| Broj: | |
| Datum: | |

| PODACI O PODNETOM ZAHTEVU – DATA AS PRESENTED THE REQUEST | |
|---|---|
| NAZIV PODNOSIOCA ZAHTEVA<br>NAME OF APPLICANT | D&D farm d.o.o. |
| ADRESA, TEL/FAKS PODNOSIOCA ZAHTEVA > ADDRESS | Njegoševa br.74.11000 Beograd,tel.011/24-56-857 |
| BROJ I DATUM ZAHTEVA/UGOVORA | |
| DELOVODNI BROJ IJZS<br>REFERENCE NUMBER | 2437/1 od 03.04.2015. |
| ZAHTEVANO ISPITIVANJE<br>REQUIRED TESTS | fizičkohemijsko i mikrobiološko<br>PHYSICOCHEMICAL and MICROBIOLOGICAL EXAMINATION |

| PODACI O UZORKU – INFORMATION ON THE SAMPLE | |
|---|---|
| NAZIV UZORKA<br>NAME OF THE SAMPLE | Vimex mast |
| IDENTIFIKACIONA OZNAKA UZORKA<br>– SAMPLE NUMBER | 1223 |
| PROIZVOĐAČ | |
| VLASNIK – OWNER | D&D farm d.o.o. |
| UVOZNIK | |
| ŠPEDICIJA | |
| ZEMLJA PROIZVOĐAČ | |
| ZEMLJA ISPORUČILAC | |
| UZORKOVANJE IZVRŠIO<br>SAMPLING ACCOMPLISHED | podnosilac zahteva – APPLICANT |
| DATUM UZORKOVANJA – DATE OF SAMPLING | 03.02.2015. |
| DATUM PRIJEMA UZORKA – DATE OF RECEIPT OF THE SAMPLE | 03.02.2015. |

**Napomena:**

IZVEŠTAJ SE ODNOSI SAMO NA OBAVLJENA ISPITIVANJA
BEZ ODOBRENJA LABORATORIJE IZVEŠTAJ O ISPITIVANJU SME SE UMNOŽAVATI ISKLJUČIVO KAO CELINA
INSTITUT JE ODGOVORAN ZA PODUGOVORENI POSAO

NAČELNIK CENTRA ZA HIGIJENU
I HUMANU EKOLOGIJU

mr sci med Jovanovski Zorica spec higijene